Prospectus Supplement — Feb. 28, 2012 to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus dated
Variable Portfolio — Columbia Wanger International Equities Fund	4/29/2011

The “Unusual Market Conditions” paragraph under the caption “Other Investment Strategies and Risks” is hereby replaced in its entirety with the paragraph below:

Investing Defensively.    The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of affiliated or unaffiliated money market funds, (ii) holding some or all of its assets in cash or cash equivalents, or (iii) investing in derivatives, such as futures (e.g., index futures) or options on futures, for various purposes, including among others, investing in particular derivatives to achieve indirect investment exposures to a sector, country or region where the Investment Manager believes such defensive positioning is appropriate. While the Fund is so positioned defensively, derivatives could comprise a substantial portion of the Fund’s investments. See above for more information on the risks of investing in derivatives.

The Fund may not achieve its investment objective while it is investing defensively. During these times, the portfolio managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance. See also “Cash Reserves” under the section “Additional Management Information” for more information.

S-6546-12 A (2/12)